10f-3 securities

Credit Suisse Strategic Income Fund


Portfolio
Credit Suisse Strategic Income Fund
Security
Kar Auction Services, Inc.
Date Purchased
5/22/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
700
Total Principal Purchased by the
Portfolio
$700,000
% of Offering Purchased by the Portfolio
0.07%
Broker
JPMorgan Chase Bank
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
AT&T Inc
Date Purchased
7/27/2017
Price per Share
$99.83
Shares Purchased by the Portfolio
1450
Total Principal Purchased by the
Portfolio
$1,447,492
% of Offering Purchased by the Portfolio
0.03%
Broker
JPMorgan Chase Bank
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
AT&T Inc
Date Purchased
7/27/2017
Price per Share
$99.83
Shares Purchased by the Portfolio
725
Total Principal Purchased by the
Portfolio
$723,746
% of Offering Purchased by the Portfolio
0.02%
Broker
JPMorgan Chase Bank
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
AT&T Inc
Date Purchased
7/27/2017
Price per Share
$99.78
Shares Purchased by the Portfolio
650
Total Principal Purchased by the
Portfolio
$648,564
% of Offering Purchased by the Portfolio
0.01%
Broker
JPMorgan Chase Bank
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
MPT Operating Partnership L.P.
Date Purchased
9/7/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
500
Total Principal Purchased by the
Portfolio
$500,000
% of Offering Purchased by the Portfolio
0.04%
Broker
JPMorgan Chase Bank
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
NextEra Energy Operating Partners, LP
Date Purchased
9/18/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
650
Total Principal Purchased by the
Portfolio
$650,000
% of Offering Purchased by the Portfolio
0.12%
Broker
Banc of America Securities
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Wrangler Buyer Corp
Date Purchased
9/19/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
450
Total Principal Purchased by the
Portfolio
$450,000
% of Offering Purchased by the Portfolio
0.15%
Broker
Barclays Capital Inc. (NY)
Member
Co-Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Trident Merger Sub, Inc
Date Purchased
10/12/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
325
Total Principal Purchased by the
Portfolio
$325,000
% of Offering Purchased by the Portfolio
0.13%
Broker
Jefferies & Company
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Wind Tre S.p.A.
Date Purchased
10/24/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
900
Total Principal Purchased by the
Portfolio
$900,000
% of Offering Purchased by the Portfolio
0.05%
Broker
Banc of America Securities
Member
Joint Lead Manager